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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:        November 3, 2003
(Date of earliest event reported)

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant's telephone number, including area code)

Item 5.    Other Events and Required FD Disclosure

        On November 3, 2003, The Manitowoc Company, Inc. (the "Company") and its guarantor subsidiaries entered into an underwriting agreement (the "Underwriting Agreement") with Deutsche Bank Securities Inc., as Representative of the several Underwriters named therein, in connection with the offering (the "Offering") of $150,000,000 in aggregate principal amount of the Company's 7 1/8% Senior Notes due 2013.

        The Offering is being made pursuant to the Company's Registration Statement on Form S-3 (File No. 333-88680) under the Securities Act of 1933, as amended. The Registration Statement provides that the Company may from time to time offer common stock (with attached Common Stock Purchase Rights) and debt securities with an aggregate public offering price of up to $750,000,000.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits:

        The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.

        1.1   Underwriting Agreement, dated as of November 3, 2003, among the Company, the Guarantors named therein, and Deutsche Bank Securities Inc., as Representative of the several Underwriters named therein.

        25.1 Statement of Eligibility of Trustee, BNY Midwest Trust Company, on Form T-1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC. (Registrant)
Date: November 5, 2003	/s/ TIMOTHY M. WOOD Timothy M. Wood Vice President and Chief Financial Officer

THE MANITOWOC COMPANY, INC.
EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Dated as of November 3, 2003

Exhibit No.	Description	Filed Herewith
1.1	Underwriting Agreement, dated as of November 3, 2003, among The Manitowoc Company, Inc. (the "Company"), the Guarantors named therein, and Deutsche Bank Securities Inc., as Representative of the several Underwriters named therein.	X
25.1	Statement of Eligibility of Trustee, BNY Midwest Trust Company, on Form T-1.	X

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SIGNATURE
EXHIBIT INDEX